The Union Central Life Insurance Company
                             ("Union Central Life")

                             Carillon Life Account
                                Carillon Account
                             ("Separate Accounts")

                                 Supplement to:

                     Excel Choice and Excel Executive Edge
                      Prospectuses Dated November 5, 2007

                               Excel Accumulator
                          Prospectus Dated May 1, 2008

                          VA I and VA II and VA II SA
                      Prospectuses Dated December 31, 2009

                                Advantage VA III
                          Prospectus Dated May 1, 2012

                         Supplement Dated July 15, 2013

At its April board meeting, the Board of Trustees of the MFS(R) High Income Series, a series of MFS(R) Variable Insurance Trust (the "Target Fund") approved the proposed reorganization of the Target Fund into the MFS(R) High Yield Portfolio, a series of MFS(R) Variable Insurance Trust II (the "Acquiring Fund"). The proposed reorganization provides for the transfer of assets to and the assumption of liabilities of the Target Fund by the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the distribution of Acquiring Fund shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund. The proposed reorganization is subject to approval by the shareholders of the Target Fund at a Special Meeting of Shareholders expected to be held on August 8, 2013. Proxies for the reorganization were filed with the SEC. If shareholders approve the reorganization, the reorganization will occur on or around August 16, 2013 (the "Effective Date"). At that time, Union Central Life Contract Owners who are invested in the Subaccount corresponding to the Target Fund will become invested in the Subaccount corresponding to the Acquiring Fund. Specifically, such Contract Owners will receive units of the Subaccount investing in the Initial Class shares of the Acquiring Fund equal to the value of their units of the Subaccount investing in the Initial Class shares of the Target Fund.

As of the Effective Date, Union Central Life will add the Acquiring Fund subaccount investment option to your Contract and will add the following information to your prospectus to describe the underlying portfolio for the investment option.

The list of variable investment options is revised to include MFS (R) High Yield Portfolio, Initial Class.

------------------------------------------------  --------------------------------------------------
                   FUND NAME                                      INVESTMENT ADVISER
Portfolio Name - Subadviser(s)                    Portfolio Type / Summary of Investment Objective
------------------------------------------------  --------------------------------------------------
       MFS(R) Variable Insurance Trust II              Massachusetts Financial Services Company
------------------------------------------------  --------------------------------------------------
MFS(R) High Yield Portfolio, Initial Class        Seeks total return with emphasis on high current
                                                  income, but also considering capital appreciation.
------------------------------------------------  --------------------------------------------------

In addition, at the time of the reorganization, your Contract prospectus is revised by deleting all mention of the MFS(R) Variable Insurance Trust High Income Series, Initial Class. For more information, please refer to the MFS(R) Variable Insurance Trust II fund prospectus.

All other provisions of your Contract remain as stated in your Contract and prospectus as previously supplemented.

       Please retain this Supplement with the current prospectus for your variable Contract issued by The Union Central Life Insurance Company.

            If you do not have a current prospectus, please contact
                     Union Central Life at 1-800-319-6902.